Other Disclosures	12 Months Ended
Dec. 31, 2021
Other Disclosures
Other Disclosures

Section 5 – Other Disclosures

This section is comprised of various statutory disclosures or notes that are of secondary importance for the understanding of Genmab’s financials.

5.1 – Remuneration of the Board of Directors and Executive Management

The total remuneration of the Board of Directors and Executive Management is as follows:

(DKK million)	2021	2020	2019

Wages and salaries	51	48	42
Share-based compensation expenses	58	43	38
Defined contribution plans	2	2	1

Total	111	93	81

The remuneration packages for the Board of Directors and Executive Management are described in further detail in Genmab’s 2021 Compensation Report. The remuneration packages are denominated in DKK, EUR, or USD. The Compensation Committee of the Board of Directors performs an annual review of the remuneration packages. All incentive and variable remuneration is considered and adopted at the Company’s Annual General Meeting.

In accordance with Genmab’s accounting policies, described in note 2.3, share-based compensation is included in the income statement and reported in the table above. Such share-based compensation expense represents a calculated fair value of instruments granted and does not represent actual cash compensation received by the board members or executives. Please refer to note 4.6 for additional information regarding Genmab’s share-based compensation programs.

Remuneration to the Board of Directors

(DKK million)	Base board fee	Committee fees	Share-based compensation expenses	2021	Base board fee	Committee fees	Share-based compensation expenses	2020	Base board fee	Committee fees	Share-based compensation expenses	2019

Deirdre P. Connelly	1.2	0.5	0.7	2.4	1.1	0.5	0.7	2.3	0.8	0.5	0.9	2.2
Pernille Erenbjerg	0.9	0.4	0.5	1.8	0.7	0.4	0.4	1.5	0.4	0.3	0.4	1.1
Mats Pettersson[1]	-	-	-	-	0.3	0.1	1.6	2.0	1.2	0.2	0.8	2.2
Anders Gersel Pedersen	0.6	0.4	0.4	1.4	0.4	0.4	0.5	1.3	0.4	0.4	0.6	1.4
Paolo Paoletti	0.6	0.3	0.4	1.3	0.4	0.3	0.4	1.1	0.4	0.3	0.4	1.1
Rolf Hoffmann	0.6	0.4	0.4	1.4	0.4	0.3	0.5	1.2	0.4	0.3	0.8	1.5
Jonathan Peacock[2]	0.5	0.3	0.6	1.4	0.3	0.3	0.4	1.0	-	-	-	-
Peter Storm Kristensen[5]	0.6	-	0.4	1.0	0.4	-	0.4	0.8	0.4	-	0.4	0.8
Rick Hibbert[4,5]	-	-	-	-	-	-	-	-	0.1	-	0.4	0.5
Rima Bawarshi Nassar[3,5]	0.6	-	0.2	0.8	0.1	-	-	0.1	-	-	-	-
Mijke Zachariasse[5]	0.6	-	0.3	0.9	0.4	-	0.1	0.5	0.3	-	-	0.3
Daniel J. Bruno[3,5]	-	-	-	-	0.3	-	(0.4)	(0.1)	0.4	-	0.4	0.8

Total	6.2	2.3	3.9	12.4	4.8	2.3	4.6	11.7	4.8	2.0	5.1	11.9

1 – Mats Pettersson stepped down from the Board of Directors at the Annual General Meeting in March 2020.

2 – Jonathan Peacock stepped down from the Board of Directors effective November 15, 2021, due to increased responsibilities in connection with his other board commitments.

3 – Daniel J. Bruno stepped down from the Board of Directors and Rima Bawarshi Nassar replaced Daniel J. Bruno on the Board of Directors as an employee elected board member during August 2020.

4 – Rick Hibbert stepped down from the Board of Directors at the Annual General Meeting in March 2019.

5 – Employee elected board member

Please refer to the section “Board of Directors” in Management’s Review for additional information regarding the Board of Directors.

Remuneration to the Executive Management

	2021
	Base Salary	Defined Contribution Plans	Other Benefits	Annual Cash Bonus	Share-Based Compensation Expenses	Total
(DKK million)

Jan van de Winkel	7.9	1.1	0.6	7.9	20.6	38.1
Anthony Pagano	3.2	0.1	-	1.9	7.2	12.4
Anthony Mancini	3.9	0.1	3.1	2.3	7.2	16.6
Judith Klimovsky	4.0	0.1	-	2.5	13.2	19.8
Tahamtan Ahmadi[1]	3.3	0.1	-	2.0	5.5	10.9

Total	22.3	1.5	3.7	16.6	53.7	97.8

1 – Tahamtan Ahmadi was appointed Chief Medical Officer, Head of Experimental Medicines and member of the Executive Management in March 2021.

	2020
	Base Salary	Defined Contribution Plans	Other Benefits	Annual Cash Bonus	Share-Based Compensation Expenses	Total
(DKK million)

Jan van de Winkel	7.3	1.0	1.0	8.4	19.6	37.3
Anthony Pagano[1]	3.0	0.1	-	2.3	5.2	10.6
Anthony Mancini[2]	3.1	0.1	3.3	2.0	3.1	11.6
Judith Klimovsky	4.0	0.1	0.1	3.0	12.7	19.9
David A. Eatwell[1]	0.9	0.1	2.5	-	(2.3)	1.2

Total	18.3	1.4	6.9	15.7	38.3	80.6

1 – David A. Eatwell stepped down as CFO on February 29, 2020, and Anthony Pagano was appointed CFO and member of the Executive Management on March 1, 2020.

2 – Anthony Mancini was appointed Chief Operating Officer and member of the Executive Management in March 2020.

	2019
	Base Salary	Defined Contribution Plans	Other Benefits	Annual Cash Bonus	Share-Based Compensation Expenses	Total
(DKK million)

Jan van de Winkel	7.3	1.0	3.6	8.4	14.9	35.2
David A. Eatwell	4.3	0.1	0.9	3.2	8.0	16.5
Judith Klimovsky	4.1	0.1	-	3.1	9.7	17.0

Total	15.7	1.2	4.5	14.7	32.6	68.7

Please refer to the section “Senior Leadership” in Management’s Review for additional information regarding the Executive Management.

Severance Payments:

In the event Genmab terminates the service agreements with each member of the Executive Management team without cause, Genmab is obliged to pay the Executive Officer his/her existing salary for one or two years after the end of the one year notice period. However, in the event of termination by Genmab (unless for cause) or by a member of Executive Management as a result of a change of control of Genmab, Genmab is obliged to pay a member of the Executive Management a compensation equal to his/her existing total salary (including benefits) for up to two years in addition to the notice period. In 2021, the Remuneration Policy was amended at the Annual General Meeting to specify that the total value of the remuneration relating to the notice period for new members of Executive Management cannot exceed two years of remuneration, including all components of the remuneration. In case of the termination of the service agreements of the Executive Management without cause, the total impact on our financial position is estimated to be approximately DKK 72 million as of December 31, 2021 (2020: DKK 52 million, 2019: DKK 46 million).

Please refer to note 5.5 for additional information regarding the potential impact in the event of change of control of Genmab.

5.2 – Related Party Disclosures

Genmab’s related parties are the parent company’s subsidiaries, Board of Directors, Executive Management, and close members of the family of these persons.

Genmab has not granted any loans, guarantees or other commitments to or on behalf of any of the members of the Board of Directors or Executive Management.

Other than the remuneration and other transactions relating to the Board of Directors and Executive Management described in note 5.1, there were no material related party transactions during 2021, 2020 and 2019.

5.3 – Company Overview

Genmab A/S (parent company) holds investments either directly or indirectly in the following subsidiaries:

Name	Domicile	Ownership and votes 2021	Ownership and votes 2020
Genmab B.V.	Utrecht, the Netherlands	100%	100%
Genmab Holding B.V.	Utrecht, the Netherlands	100%	100%
Genmab US, Inc.	New Jersey, USA	100%	100%
Genmab K.K.	Tokyo, Japan	100%	100%

5.4 – Commitments

GUARANTEES AND COLLATERALS

There were no bank guarantees as of December 31, 2021 or 2020.

OTHER PURCHASE OBLIGATIONS

Genmab has entered into a number of agreements primarily related to research and development activities. These short term contractual obligations amounted to approximately DKK 1,340 million as of December 31, 2021, all of which is due in less than two years (2020: approximately DKK 1,074 million).

Genmab also has certain contingent commitments under license and collaboration agreements that may become due for future payments. As of December 31, 2021, these contingent commitments amounted to approximately DKK 19,574 million (approximately USD 2,983 million) in potential future development, regulatory and commercial milestone payments to third parties under license and collaboration agreements for our preclinical and clinical stage development programs as compared to approximately DKK 14,638 million (approximately USD 2,418 million) as of December 31, 2020. These milestone payments generally become due and payable only upon the achievement of certain development, clinical, regulatory or commercial milestones. The events triggering such payments or obligations have not yet occurred.

In addition to the above obligations, Genmab enters into a variety of agreements and financial commitments in the normal course of business. The terms generally allow Genmab the option to cancel, reschedule and adjust our requirements based on our business needs prior to the delivery of goods or performance of services. It is not possible to predict the maximum potential amount of future payments under these agreements due to the conditional nature of our obligations and the unique facts and circumstances involved in each particular agreement.

5.5 – Contingent Assets And Contingent Liabilities

CONTINGENT ASSETS AND LIABILITIES

License and Collaboration Agreements

Genmab is entitled to potential milestone payments and royalties on successful commercialization of products developed under license and collaboration agreements with partners. Since the size and timing of such payments are uncertain until the milestones are reached or sales are generated, the agreements may qualify as contingent assets. However, it is impossible to measure the value of contingent assets, and as such, no assets have been recognized.

As part of the license and collaboration agreements that Genmab has entered into, once a product is developed and commercialized, Genmab may be required to make milestone and royalty payments. It is impossible to measure the value of such future payments, but Genmab expects to generate future income from such products which will exceed any milestone and royalty payments due, and as such, no liabilities have been recognized.

Legal Matter – Janssen Binding Arbitration

In September 2020, Genmab commenced binding arbitration of two matters arising under its license agreement with Janssen relating to daratumumab. Under the license agreement, Genmab is, among other things, entitled to royalties from Janssen on sales of daratumumab (marketed as DARZALEX for IV administration and as DARZALEX FASPRO in the United States and DARZALEX SC in Europe for SC administration). The arbitration first is to settle whether Genmab is required to share in Janssen’s royalty payments to Halozyme for the Halozyme enzyme technology used in the SC formulation of daratumumab. The royalties Janssen pays to Halozyme represent a mid-single digit percentage rate of SC daratumumab sales. Janssen has started reducing its royalty payments to Genmab by what it claims to be Genmab’s share of Janssen’s royalty payments to Halozyme beginning in the second quarter of 2020 and has continued to do so through December 31, 2021. Given the ongoing arbitration, Genmab has reflected this reduction in its royalty revenues each quarter. To date, the impact to royalties is estimated to be DKK 501 million (2021: DKK 421 million, 2020: DKK 80 million). The arbitration is also to settle whether Janssen’s obligation to pay royalties on sales of licensed product extends, in each applicable country, until the expiration or invalidation of the last-to-expire relevant Genmab-owned patent or the last-to-expire relevant Janssen-owned patent covering the product, as further defined and described in the license agreement.

Change of Control

In the event of a change of control, change of control clauses are included in some of our collaboration, development and license agreements as well as in service agreements for certain employees.

COLLABORATION, DEVELOPMENT AND LICENSE AGREEMENTS

Genmab has entered into collaboration, development and license agreements with external parties, which may be subject to renegotiation in case of a change of control event as specified in the individual agreements. However, any changes in the agreements are not expected to have significant influence on our financial position.

SERVICE AGREEMENTS WITH EXECUTIVE MANAGEMENT AND EMPLOYEES

The service agreements with each member of the Executive Management may be terminated by Genmab with no less than 12 months’ notice and by the member of the Executive Management with no less than six months’ notice. In the event of a change of control of Genmab, the termination notice due to the member of the Executive Management is extended to 24 months. In the event of termination by Genmab (unless for cause) or by a member of Executive Management as a result of a change of control of Genmab, Genmab is obliged to pay a member of Executive Management a compensation equal to his/her existing total salary (including benefits) for up to two years in addition to the notice period. In case of a change of control event and the termination of service agreements of the Executive Management, the total impact on our financial position is estimated to approximately DKK 145 million as of December 31, 2021 (2020: DKK 105 million).

In addition, Genmab has entered into service agreements with 17 (2020: 18) current employees according to which Genmab may become obliged to compensate the employees in connection with a change of control of Genmab. If Genmab as a result of a change of control terminates the service agreement without cause, or changes the working conditions to the detriment of the employee, the employee shall be entitled to terminate the employment relationship without further cause with one month’s notice in which case Genmab shall pay the employee a compensation equal to one-half, one or two times the employee’s existing annual salary (including benefits). In case of the change of control event and the termination of all 17 service agreements the total impact on Genmab’s consolidated financial position is estimated to approximately DKK 55 million as of December 31, 2021 (2020: DKK 57 million).

Please refer to note 4.6 for additional information regarding change of control clauses related to share-based instruments granted to the Executive Management and employees.

ACCOUNTING POLICIES

CONTINGENT ASSETS AND LIABILITIES

Contingent assets and liabilities are assets and liabilities that arose from past events but whose existence will only be confirmed by the occurrence or non-occurrence of future events that are beyond Genmab’s control.

Contingent assets and liabilities are not to be recognized in the consolidated financial statements, but are disclosed in the notes.

5.6 – Fees to Auditors Appointed at the Annual General Meeting

(DKK million)	2021	2020	2019

PricewaterhouseCoopers
Audit fees	5.8	4.9	1.9
Audit-related fees	1.8	1.0	2.3
Tax fees	-	0.3	0.5
All other fees	0.1	-	2.4

Total	7.7	6.2	7.1

Fees for other services than statutory audit of the financial statements provided by PricewaterhouseCoopers Statsautoriseret Revisionspartnerselskab amounted to DKK 1.9 million in 2021 (DKK 1.3 million and DKK 5.2 million in 2020 and 2019, respectively). These services primarily include agreed-upon procedures, other assurance assessments and reports, accounting advice, educational training and tax and VAT compliance. The decrease in fees from 2019 to 2020 was driven by additional services relating to Genmab’s IPO on the Nasdaq in the U.S.

5.7 – Adjustments to Cash Flow Statements

(DKK million)	Note	2021	2020	2019

Adjustments for non-cash transactions:
Depreciation, amortization and impairment	3.1, 3.2, 3.3	248	259	139
Share-based compensation expenses	2.3, 4.6	310	200	147
Other		(32)	-	5

Total adjustments for non-cash transactions		526	459	291

Change in operating assets and liabilities:
Receivables		(1,074)	306	(1,658)
Deferred revenue		-	513	-
Other payables		304	168	440

Total change in operating assets and liabilities		(770)	987	(1,218)

5.8 – Collaborations and Technology Licenses

Collaborations

Genmab enters into collaborations with biotechnology and pharmaceutical companies to advance the development and commercialization of our product candidates and to supplement our internal pipeline. Genmab seeks collaborations that will allow Genmab to retain significant future participation in product sales through either profit-sharing or royalties paid on net sales. Below is an overview of certain of Genmab’s collaborations that have had a significant impact or are expected in the near term to have a significant impact on financial results.

Janssen (Daratumumab/DARZALEX)

In 2012, Genmab, entered into a global license, development and commercialization agreement with Janssen for daratumumab (marketed as DARZALEX for IV administration and as DARZALEX FASPRO in the United States and DARZALEX SC in Europe for SC administration). Under this agreement, Janssen is fully responsible for developing and commercializing daratumumab and all costs associated therewith. Genmab receives tiered royalty payments between 12% and 20% based on Janssen’s annual net product sales. The royalties payable by Janssen are limited in time and subject to reduction on a country-by-country basis for customary reduction events, including upon patent expiration or invalidation in the relevant country and upon the first commercial sale of a biosimilar product in the relevant country (for as long as the biosimilar product remains for sale in that country). Pursuant to the terms of the agreement, Janssen’s obligation to pay royalties under this agreement will expire on a country-by-country basis on the later of the date that is 13 years after the first sale of daratumumab in such country or upon the expiration of the last-to-expire relevant product patent (as defined in the agreement) covering daratumumab in such country. Genmab is also eligible to receive certain additional payments in connection with development, regulatory and sales milestones.

Refer to note 5.5 for detailed information regarding Genmab’s legal matter of the Janssen Binding Arbitration.

Novartis (Ofatumumab/Kesimpta)

Genmab and GlaxoSmithKline (GSK) entered a co-development and collaboration agreement for ofatumumab in 2006. The full rights to ofatumumab were transferred from GSK to Novartis in 2015. Novartis is now fully responsible for the development and commercialization of ofatumumab in all potential indications, including autoimmune diseases. Genmab is entitled to a 10% royalty payment of net sales for non-cancer treatments. In 2020 subcutaneous ofatumumab was approved by the U.S. FDA, as Kesimpta, for the treatment of RMS in adults. Ofatumumab was also previously approved as Arzerra for certain CLL indications. In 2019, the marketing authorization for Arzerra was withdrawn in the EU and several other territories. In August 2020, Genmab announced that Novartis planned to transition Arzerra to an oncology access program for CLL patients in the U.S. In 2020, Genmab recognized USD 30 million lump sum from Novartis as payment for lost potential royalties. Ofatumumab is no longer in development for CLL.

Roche (Teprotumumab/TEPEZZA)

In May 2001, Genmab entered a collaboration with Roche to develop human antibodies to disease targets identified by Roche. In 2002, this alliance was expanded, and Roche made an equity investment in Genmab. Under the agreement, Genmab will receive milestones as well as royalty payments on successful products and, in certain circumstances, Genmab could obtain rights to develop products based on disease targets identified by Roche. Teprotumumab was created by Genmab under the collaboration with Roche and development and commercialization of the product, approved in 2020 by the U.S. FDA, as TEPEZZA, for the treatment of thyroid eye disease, is now being conducted by Horizon Therapeutics under a license from Roche. Under the terms of Genmab’s agreement with Roche, Genmab will receive mid-single digit royalties on sales of TEPEZZA.

Seagen (Tisotumab vedotin/Tivdak)

In September 2010, Genmab and Seagen entered into an ADC collaboration, and a commercial license and collaboration agreement was executed in October 2011. Under the agreement, Genmab was granted rights to utilize Seagen’s ADC technology with its human monoclonal TF antibody. Seagen was granted rights to exercise a co-development and co-commercialization option at the end of Phase 1 clinical development for tisotumab vedotin. In August 2017, Seagen exercised this option. In October 2020, Genmab and Seagen entered into a joint commercialization agreement. Genmab will co-promote tisotumab vedotin in the U.S., and we will lead commercial operational activities and book sales in Japan, while Seagen will lead operational commercial activities in the U.S., Europe and China with a 50:50 cost and profit split in those markets. In any other markets, Seagen will be responsible for commercializing Tivdak and Genmab will receive royalties based on a percentage of aggregate net sales ranging from the mid-teens to the mid-twenties. The companies will continue the practice of joint decision making on the worldwide development and commercialization strategy for Tivdak.

AbbVie

On June 10, 2020, Genmab entered into a broad oncology collaboration agreement with AbbVie to jointly develop and commercialize epcoritamab, DuoHexaBody-CD37 and DuoBody-CD3x5T4, and a discovery research collaboration for future differentiated antibody therapeutics for cancer. For epcoritamab, the companies will share commercial responsibilities in the U.S. and Japan, with AbbVie responsible for further global commercialization. Genmab will be the principal for net sales in the U.S. and Japan and receive tiered royalties on remaining global sales outside of these territories. For DuoHexaBody-CD37, DuoBody-CD3x5T4 and any product candidates developed as a result of the companies’ discovery research collaboration, Genmab and AbbVie will share responsibilities for global development and commercialization in the U.S. and Japan. Genmab retains the right to co-commercialize these products, along with AbbVie, outside of the U.S. and Japan.

For the discovery research collaboration, which combines proprietary antibodies from both companies along with Genmab’s DuoBody technology platform and AbbVie’s payload and ADC technology, the companies will select and develop up to four additional differentiated next-generation antibody-based product concepts, potentially across both solid tumors and hematological malignancies. Genmab will conduct Phase 1 studies for these programs and AbbVie retains the right to opt-in to program development.

Under the terms of the agreement, Genmab received a USD 750 million upfront payment from AbbVie with the potential for Genmab to receive up to USD 3.15 billion in additional development, regulatory and sales milestone payments for all programs, as well as tiered royalties between 22% and 26% on net sales for epcoritamab outside the U.S. and Japan. Except for these royalty-bearing sales, the parties share in pre-tax profits from the sale of products on a 50:50 basis. Included in these potential milestones are up to USD 1.15 billion in payments related to clinical development and commercial success across the three bispecific antibody programs originally included in the agreement, one of which was subsequently stopped. In addition, and also included in these potential milestones, if all four next-generation antibody product candidates developed as a result of the discovery research collaboration are successful, Genmab is eligible to receive up to USD 2.0 billion in option exercise and success-based milestones. Genmab and AbbVie split 50:50 the development costs related to epcoritamab, DuoHexaBody-CD37 and DuoBody-CD3x5T4 while Genmab will be responsible for 100% of the costs for the discovery research programs up to opt-in.

In September 2021 we, along with AbbVie, decided that the data did not support the further development of DuoBody-CD3x5T4.

BioNTech

In May 2015, Genmab entered an agreement with BioNTech to jointly research, develop and commercialize bispecific antibody products using Genmab’s DuoBody technology platform. Under the terms of the agreement, BioNTech will provide proprietary antibodies against key immunomodulatory targets, while Genmab provides proprietary antibodies and access to its DuoBody technology platform. Genmab paid an upfront fee of USD 10 million to BioNTech. If the companies jointly select any product candidates for clinical development, development costs and product ownership will be shared equally going forward. If one of the companies does not wish to move a product candidate forward, the other company is entitled to continue developing the product on predetermined licensing terms. The agreement also includes provisions which will allow the parties to opt out of joint development at key points. Genmab and BioNTech have selected two product candidates for clinical development, DuoBody-CD40x4-1BB (GEN1042) and DuoBody-PD-L1x4-1BB (GEN1046), both of which are now in clinical trials.

Janssen (DuoBody)

In July 2012, Genmab entered into a collaboration with Janssen to create and develop bispecific antibodies using our DuoBody technology platform. Under this original agreement, Janssen had the right to use the DuoBody technology platform to create panels of bispecific antibodies (up to 10 DuoBody programs) to multiple disease target combinations. Genmab received an upfront payment of USD 3.5 million from Janssen and will potentially be entitled to milestone and license payments of up to approximately USD 175 million, as well as royalties for each commercialized DuoBody product.

Under the terms of a December 2013 amendment, Janssen was entitled to work on up to 10 additional programs. Genmab received an initial payment of USD 2 million from Janssen. Under the terms of the original agreement, for each of the additional programs that Janssen successfully initiates, develops and commercializes, Genmab will potentially be entitled to receive average milestone and license payments of approximately USD 191 million. In addition, Genmab will be entitled to royalties on sales of any commercialized products. All research work is funded by Janssen.

Janssen had exercised 14 licenses under this collaboration, not all of which are active, and no further options remain for use by Janssen. As of December 31, 2021, four DuoBody-based investigational medicines created under this collaboration were in the clinic. One of these, RYBREVANT, is the first medicine created using the DuoBody technology platform to receive regulatory approval. A BLA for a second medicine utilizing the DuoBody technology, teclistamab, was submitted to the U.S. FDA in December 2021.

Novo Nordisk A/S

In August 2015, Genmab entered an agreement to grant Novo Nordisk commercial licenses to use the DuoBody technology platform to create and develop bispecific antibody candidates for two therapeutic programs. The bispecific antibodies will target a disease area outside of cancer therapeutics. After an initial period of exclusivity for both target combinations, Novo Nordisk has extended exclusivity of the commercial license for one target combination in 2018, now in clinical development as Mim8. Under the exclusive license agreement, Genmab is entitled to potential development, regulatory and sales milestones of up to approximately USD 250 million. In addition, Genmab will be entitled to single digit royalties on sales of any commercialized medicines. In December 2017, the collaboration was expanded with a new agreement for up to an additional five potential target pair combinations, which may be reserved on either an exclusive or non-exclusive basis, and three commercial license options. This agreement contained similar termination provisions as the initial agreement.

Immatics

In July 2018, Genmab entered into a research collaboration and exclusive license agreement with Immatics to discover and develop next-generation bispecific immunotherapies to target multiple cancer indications. Genmab received an exclusive license to three proprietary targets from Immatics, with an option to license up to two additional targets at predetermined economics. Under the terms of the agreement, Genmab paid Immatics an upfront fee of USD 54 million and Immatics is eligible to receive up to USD 550 million in development, regulatory and commercial milestone payments for each product, as well as tiered royalties on net sales.

CureVac
During December 2019, Genmab entered into a research collaboration and license agreement with CureVac AG. The strategic partnership will focus on the research and development of differentiated mRNA-based antibody products by combining CureVac’s mRNA technology and know-how with Genmab’s proprietary antibody technologies and expertise.

Under the terms of the agreement, Genmab provided CureVac with a USD 10 million upfront payment. The companies will collaborate on research to identify an initial product candidate and CureVac will contribute a portion of the overall costs for the development of this product candidate, up to the time of an Investigational New Drug Application. Genmab would thereafter be fully responsible for the development and commercialization of the potential product, in exchange for USD 280 million in development, regulatory and commercial milestones and tiered royalties in the range from mid-single digits up to low-double digits to CureVac. The agreement also includes three additional options for Genmab to obtain commercial licenses to CureVac’s mRNA technology at pre-defined terms, exercisable within a five-year period. If Genmab exercises any of these options, it would fund all research and would develop and commercialize any resulting product candidates with CureVac eligible to receive between USD 275 million and USD 368 million in development, regulatory and commercial milestone payments for each product, dependent on the specific product concept. In addition, CureVac is eligible to receive tiered royalties in the range from mid-single digits up to low double digits per product. CureVac would retain an option to participate in development and/or commercialization of one of the potential additional programs under predefined terms and conditions. Further, Genmab made a EUR 20 million equity investment in CureVac.

During 2021, Genmab sold 35% of its investment in common shares of CureVac.

Bolt Biotherapeutics

In the second quarter of 2021, Genmab and Bolt entered into an oncology research and development collaboration. The companies will evaluate Genmab antibodies and bispecific antibody engineering technologies in combination with Bolt’s proprietary Boltbody™ immune-stimulating antibody conjugate (ISAC) technology platform, with the goal of discovering and developing next-generation, immune-stimulatory, antibody-based conjugate therapeutics for the treatment of cancer. The research collaboration will evaluate multiple bispecific ISAC concepts to identify up to three clinical candidates for development. Genmab will fund the research, along with the preclinical and clinical development of these candidates through clinical proof of concept. Under the terms of the agreement, Genmab paid Bolt an upfront payment of USD 10 million and made a USD 15 million equity investment in Bolt. Bolt is eligible to receive total potential milestone payments of up to USD 285 million per therapeutic candidate exclusively developed and commercialized by Genmab, along with tiered royalties. If a candidate is co-developed, development costs will be split 50:50 between the two companies, and the companies will be solely responsible for commercialization costs in their respective territories and shall pay each other royalties on product sales.

5.9 – Subsequent Events

No events have occurred subsequent to the balance sheet date that could significantly affect the financial statements as of December 31, 2021.